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                                                                    EXHIBIT 32.1


                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                       OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Corillian Corporation (the "Company") on Form 10-K for the year ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Form 10-K"), Alex P. Hart, Chief Executive Officer of the Company, and Paul K. Wilde, Chief Financial Officer of the Company, respectively, do each hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Form 10-K fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

      (2) The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 15, 2005


/s/ ALEX P. HART

Alex P. Hart
Chief Executive Officer and President



/s/ PAUL K. WILDE

Paul K. Wilde
Chief Financial Officer